Exhibit (c)(2) Project Discussion Materials for Lean the Special Committee April 22, 2024 Content must not go below this line

Table of contents 1. Situation overview 2 2. Context for evaluating the proposal 9 3. Overview of financial projections 14 4. Selected publicly traded companies overview 20 5. Appendix 25 Content must not go below this line Confidential | 1

1. Situation overview Content must not go below this line Confidential | 2

Situation overview The Special Committee of “Arizona” (or the “Company”) is evaluating a proposal made by its majority shareholder, “Indiana”, to acquire the publicly traded shares of Arizona it does not already own • On March 6, Indiana submitted a written, non-binding proposal (“Indicative Offer”) to acquire the common shares of Arizonae it d s o not already own at an offer price of $34.25 o Indiana also submitted a list of requested diligence items alongside the Indicative Offer o Indiana and Arizona issued press releases on the existence of the Indicative Offer on March 7 (the “Offer Announcement”) • Following the offer, a Special Committee of independent and disinterested directors was assembled; the Special Committee subsequently retained Paul Weiss as counsel • On March 26, Moelis met with the Special Committee and was subsequently asked to be its financial advisor o Moelis was formally engaged by the Special Committee on March 27 • Since being engaged, Moelis has engaged in business and financial diligence on Arizona o Moelis has received access to a virtual data room as well as access to Arizona management, including several diligence calls • On April 4, the Special Committee, Moelis and Paul Weiss met to discuss Moelis’ diligence and next steps • On April 9, at the request of the Company’s second largest shareholder (the “Shareholder”), the Special Committee and m M eto elis with the Shareholder to listen to the Shareholder’s perspective on the Indicative Offer. The Special Committee, Moelis ul and Pa Weiss also met separately to discuss Moelis’ diligence and next steps • During the week of April 8, Arizona held regularly scheduled Board and committee meetings o The Audit Committee reviewed projections for 2024 – 2030 with the Chief Financial Officer (“CFO”) o The Board of Directors subsequently approved the 2024 – 2026 projections (non-independent directors from Iberdrola recused themselves from the vote) Content must not go below this line Confidential | 3

Summary of Moelis work • March 18: Moelis signed a confidentiality agreement and subsequently received access to the Indicative Offer • March 25: Moelis sent the Special Committee a disclosure letter outlining its relationships with certain parties that could be involved in a potential transaction • March 26: Moelis presented a pitch to the Special Committee, including Moelis’ credentials and other information related to Moelis’ views on the broader market and the Indicative Offer • March 27: Moelis was formally engaged by the Special Committee • March 28: Moelis submitted a preliminary list of diligence requests to Arizona management • March 29: Moelis received access to a virtual data room populated with preliminary responses to its information requests • April 3: Moelis held three calls with Arizona management, including calls with the Company’s Chief Executive Officer, Chief Financial Officer, and leaders of the Company’s Networks and Renewables businesses. Throughout early April, Moelis also submitted several follow up diligence requests to the Company • April 4: The Special Committee, Moelis and Paul Weiss met to discuss Moelis’ diligence and next steps • April 8: Moelis held an additional diligence call on the Networks business with Arizona management • April 9: Moelis attended a meeting with the Shareholder. The Special Committee, Moelis and Paul Weiss also met separately to discuss Moelis’ diligence and next steps • April 15: Moelis participated in a call with Morgan Stanley (Indiana’s financial advisor) and the Company to discuss diligence information provided to Indiana Content must not go below this line Confidential | 4

Summary of information received and ongoing diligence The commentary below summarizes the information received by Moelis to date from Arizona and the key diligence items that remain outstanding • Indiana’s non-binding proposal to acquire the remaining ~18.4% of Arizona common stock not owned by Indiana or its affiliates for $34.25 per share in cash • Arizona management’s long -term financial forecast covering 2024E-2030E on both a consolidated and segmented basis across Networks, Renewables and Holding. The forecasts included an income statement, balance sheet and cash flow statement for the consolidated business and for all three segments • Moelis held discussions with Arizona management regarding the business and the long-term financial forecast • Detail on annual capex, planned divestitures, Arizona’s 2024 budget and its -to yea -da r te performance on both a Information consolidated and segmented basis received from • Detail on Renewables segment production tax credits and investment tax credits 1 Arizona • Recent presentations to the Board of Directors, Executive Committee and Rating Agencies, including precedent forecasts used in such presentations • Key business diligence information, including but not limited to key performance indicators (“KPIs”) • Summary of contractual obligations, debt and equity capitalization and a detailed build to fully diluted shares outstanding • Other relevant information including detail on communication with investors following announcement of the Proposal and marketing materials used by the Company for other M&A processes Key diligence items to be • Long-term Renewables cash flow profile addressed Content must not go below this line Confidential | 5 1. List of information received is not exhaustive

Summary of the Indicative Offer On March 6, 2024, Indiana submitted the Indicative Offer to acquire all of the outstanding shares of common stock of Arizona that are not already owned by Indiana (the “Proposed Transaction”) Select key transaction terms Price / • $34.25 per share in cash for all of the outstanding shares of common stock of Arizona that are not already owned by Indiana consideration Financing • The Proposed Transaction would not be conditioned on Indiana obtaining financing for the Proposed Transaction • Indiana believes that it can complete customary legal, operational, financial and accounting due diligence for the Proposed Transaction in a timely manner Due diligence • Given Indiana’s existing controlling stake in and history with the Company, Indiana anticipates performing only limited ili ge du nc e e d prior to executing the definitive transaction documentation Willingness to • Indiana is interested only in pursuing the Proposed Transaction and does not intend to sell Indiana’s stake in the Com anpa y ny to engage with other third party parties • Increasing exposure to the US and Networks as a source of 80% of Arizona’s Net Profit comes from Networks • Investment opportunities, mostly in Networks Indiana’s stated transaction • Arizona’s leverage and dividend payout ratios constraining future growth and new investment opportunities in the US 1 rationale • Simplifying Arizona’s corporate governance structure • Arizona’s market performance reduces its value as a currency Content must not go below this line Source: Indiana’s non-binding offer letter dated 03/06/2024 Confidential | 6 1. Per page 13 of Indiana’s ESG and Capital Markets Day Presentation dated 03/21/2024

Indiana’s Proposal in context: premia and implied multiples Unaffected Offer Price Current 3/6/2024 3/7/2024 4/19/2024 Share Price Sensitivity ($ in billions, except per share amounts) Share Price $32.08 $34.25 $36.87 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 1 $12.5 $13.3 $14.3 $14.4 $14.7 $15.1 $15.5 $15.9 $16.3 Market Capitalization 1 $25.6 $26.5 $27.5 $27.6 $27.9 $28.3 $28.7 $29.1 $29.5 Enterprise Value ∆ between offer price of $34.25 and current share price of 2 $36.87 represents ~6 quarters of dividend payments Implied Offer Premiums Statistic Current Trading $36.87 (13%) (7%) – 0% 3% 6% 8% 11% 14% Unaffected Share Price 32.08 – 7% 15% 15% 18% 22% 25% 28% 31% Indiana Offer Price 34.25 (6%) – 8% 8% 11% 14% 17% 20% 23% 30-day VWAP (Unaffected) 31.07 3% 10% 19% 19% 22% 26% 29% 32% 35% % of 52 Week High 41.12 (22%) (17%) (10%) (10%) (8%) (5%) (3%) (0%) 2% % of 52 Week Low 28.36 13% 21% 30% 30% 34% 38% 41% 45% 48% Implied P / E Multiples Statistic 2024E $2.25 14.3x 15.2x 16.4x 16.4x 16.9x 17.3x 17.8x 18.2x 18.7x 3 2025E 2.43 13.2x 14.1x 15.2x 15.2x 15.6x 16.0x 16.5x 16.9x 17.3x Consensus 2026E 2.52 12.7x 13.6x 14.6x 14.7x 15.1x 15.5x 15.9x 16.3x 16.7x 2024E $2.28 14.0x 15.0x 16.1x 16.2x 16.6x 17.1x 17.5x 17.9x 18.4x Mgmt. 2025E 2.47 13.0x 13.9x 14.9x 15.0x 15.4x 15.8x 16.2x 16.6x 17.0x 4 Forecast 2026E 2.60 12.3x 13.2x 14.2x 14.2x 14.6x 15.0x 15.4x 15.8x 16.2x Source: Capital IQ as of 04/19/2024 Content must not Note: Wall Street research consensus estimates and 52 Week share price range as of the Unaffected Date (03/06/2024) 1. Fully diluted shares outstanding of 388.146 as of 03/31/2024, Management Forecast does not assume any changes to fully diluted shares outstanding over the forecast period go below this line 2. Based on Q1 2024 declared dividend of $0.44 per share Confidential | 7 3. BofA Securities, Janney, JP Morgan, Mizuho, Wells Fargo, Siebert Williams Shank & Co., Wolfe Research, as available 4. Based on adjusted net income per the Management Forecast

Arizona share price performance Arizona share price performance (since listing on NYSE) Share price performance YTD 0.00 Arizona Share Price 0.00 Offer Price 3 5 Arizona announced receipt the Indicative Offer on 3/7/2024 at a ~7% premium to 2 6 0.00 0.00 Arizona’s unaffected share price of $32.08 4 (3/6/2024) and a ~10% premium to the 30 trading-day VWAP of $31.07 40.00 40.00 1 8 8 7 30.00 30.00 1 All Time 52 Week High Low High Low Arizona $56.57 $28.36 $41.12 $28.36 20.00 20.00 an 24 Feb 24 Mar 24 Apr 24 Dec 1 May 17 Sep 18 Feb 20 ul 21 Nov 22 Apr 24 Key Developments 1 On December 17, 2015 Arizona began trading on the New York Stock exchange at $38.75 On December 27, 2017, Arizona announced it completed the strategic review of its Enstor Gas Storage businesses and confirmed its plan to move forward with the sale of the 2 businesses (the sale was announced on January 31, 2018) On February 25, 2020, Arizona reported Q4 / FY2019 earnings and revised guidance downward, citing uncovered storm outage restoration in its networks business and weak 3 pricing across its merchant renewables business as key headwinds 4 On March 11, 2020, the World Health Organization (“WHO”) declared CO -1VID 9 a global pandemic 5 On October 21, 2020, PNM Resources (“PNMR”) announced an agreement to enter into a merger with Arizona for 0.30 pe nr cs ah sa hre i 6 On May 12, 2021, the Qatar Investment Authority and Indiana purchased $740mm and $3.3bn of common stock, respectively, at $51.40/share in a private placement 7 On December 31, 2023, Arizona terminated its merger agreement with PNMR due to failure in obtaining regulatory approval from the New Mexico Public Regulation Commission 8 On March 7, 2024, Arizona announced receipt of the Indicative Offer from Indiana to acquire all of Arizona shares not owned by Indiana for $34.25 in cash per share Content must not go below this line Source: S&P Capital IQ market data as of 04/19/2024; public disclosure Confidential | 8 Note: Data reflects trading performance since Arizona’s listing on the NYSE on 12/17/201 1. As of the Unaffected Date (03/06/2024)

2. Context for evaluating the proposal Content must not go below this line Confidential | 9

Situation assessment summary 1 Arizona has underperformed the Selected Publicly Traded Companies since its initial listing and trades at a discount to broader utility industry • Since its initial listing in December 201 , Arizona’s share price had decreased by ~17% prior to the announcement of cat the ive O Ind ffier • Over the same period, Combined Utilities Companies stock prices have appreciated 41% 1 • Since announcement of Indiana’s proposal, Arizona’s share price has increased ~1 % to 3 .87 (8% above the offer of $34.25 per share) 2 Near-term challenges have impacted valuations in the utility and renewables sectors • Higher interest rates have impacted asset valuations and cost of capital formation • Inflation and supply chain issues persist for utility and renewables companies • Pressure on balance sheets driven by increasing capital expenditures and limited ability to efficiently access capital markets 3 Utility sector has underperformed in recent years, but long-term value remains strong • Increasing capital expenditures needed to support energy transition, electrification, and gas pipe replacement • Future interest rate reductions to provide potential uplift • However, future rate environment is uncertain 4 Generational long-term growth prospects for U.S. renewables industry • Significant investment in renewable power generation required to achieve U.S. clean energy targets • Meaningful private capital dry powder attracted to stable, contracted cash flows • Battery storage and other clean energy transition technologies to play increased role in enhancing renewables’ penetration Content must not go below this line Confidential | 10 1. Arizona closing price on 04/19/2024

Utilities share price performance Since its initial listing in December 2015, Arizona share price had decreased by 17% prior to the announcement of 1 the Indicative Offer Relative share price performance (since Arizona listing on NYSE) Relative share price performance 100.0% 2 .0% Arizona Electric Utilities Gas Utilities Combined Utilities UTY since NEP guidance revision in September 2023 7 .0% 1 .0% 5 0.0% .0% 2 .0% 1 ( .0%) 2 5 4 3 4 (2 .0%) (1 .0%) Dec 1 Oct 1 Aug 17 un 18 Apr 19 Feb 20 Dec 20 Oct 21 Aug 22 un 23 Apr 24 Sep 23 Nov 23 an 24 Feb 24 Apr 24 Key Developments % Change 2 1 Indicative Offer 11/23/2020: the New Mexico Public Regulation rejected the agreement entered into by Arizona and PNMR AZ Listing 5-years 3-years 1-year 1 1 AZ Unaffected (17%) (34%) (34%) (19%) – Arizona has missed earnings (Adj. EPS) in 4/6 fiscal quarters since Q3 2022, though unreleased Q1 2024 Adj. 2 3 EPS of $0.86 above consensus estimates of $0.68 Arizona (5%) (29%) (30%) (9%) 15% Electric 22% (14%) (16%) (18%) 0% 3 09/27/2023: NextEra Energy Partners, LP (“NEP”) revised growth expectations and limited equity needs Gas 18% (20%) (20%) (17%) 2% 10/23/2023: NEP reported 3Q 2023 financial results, cutting LP distributions to 5% - 8% per unit from 12% - 4 15% per unit previously Combined 41% (1%) 18% (17%) 23% 5 03/07/2024: Arizona announced receipt of the Indicative Offer UTY 54% 14% (4%) (7%) 5% Content must not Source: S&P Capital IQ as of 04/19/2024; Company filings Note: Electric utilities: AEP, ETR, FE, POR, PNM, PNW; Gas utilities: ATO, OGS, NWN, SR; Combined utilities: AVA, BKH, CNP, DUK, ED, EXC, LNT, NWE, NI, PPL, XEL go below this line 1. Data reflects trading performance since Arizona’s listing on the NYSE on 12/17/201 at 38.7 per share Confidential | 11 2. Data reflects trading performance since the Unaffected Date (03/06/2024) 3. Represents median of Wall Street research estimates, per Refintiv

Utility sector has underperformed in higher interest rate environment Forward P / E ratio (last 10 years) Last 24 months 30.0x Average 10-Yrs 5-Yrs 3-Yrs 1-Yr 6-Mo Current S&P 500 18.5x 20.0x 19.7x 19.8x 20.3x 20.7x UTY 18.2x 19.5x 19.3x 16.9x 16.2x 16.9x 2 .0x x x 20.0x x x 1 .0x 10.0x Apr 14 Apr 1 Apr 1 Apr 17 Apr 18 Apr 19 Apr 20 Apr 21 Apr 22 Apr 23 Apr 24 Apr 22 Aug 22 Dec 22 Apr 23 Aug 23 Dec 23 Apr 24 S P 00 UTY Forward P / E ratio vs U.S. treasury yields (last 10 years) Last 24 months 28.0x Average 10-Yrs 5-Yrs 3-Yrs 1-Yr 6-Mo Current 10-Yr UST 2.36% 2.37% 3.06% 4.14% 4.28% 4.62% UTY 18.2x 19.5x 19.3x 16.9x 16.2x 16.9x 22.0x 1 .0x x x 10.0x Apr 22 Aug 22 Dec 22 Apr 23 Aug 23 Dec 23 Apr 24 Apr 14 Apr 1 Apr 1 Apr 17 Apr 18 Apr 19 Apr 20 Apr 21 Apr 22 Apr 23 Apr 24 UTY 10 Year Treasury Content must not go below this line Confidential | 12 Source: S&P Capital IQ as of 4/19/2024

Selected research analyst ratings and price targets 3 out of 8 major research analysts currently had a “sell” rating on Arizona prior to the Indicative Offer Broker 1 Pre-Announcement Price Target Valuation Methodology Report Date Unaffected Price: $32.08 $34.25: Indicative Offer ▪ P / E and EV / EBITDA Multiples SOTP o 13.2x 2026E EPS of $1.98 (Regulated Utilities); 20.3x 2026E EPS of $0.65 (Renewables) 31.00 o Regulated Utilities valued using a 1.0-3.0x discount to the electric/gas sector avg. P/E; Renewables 03/07/2024 valued at approx. 10.0x EBITDA; offshore wind is valued using a DCF with 15% discount rate ▪ P / E Multiple 3 .00 o 14.1x 2025E EPS of $2.48 03/08/2024 ▪ P / E Multiples SOTP Price target raised to $32.00 following o Avg. 13.2x 2025E EPS of $2.43 across Networks and Renewables 31.00 announcement 03/20/2024 o Represents a discount to regulated utility peers ▪ P / E Multiple PT: NA o ~14.0x 2024E EPS of $2.32 Rating: HOLD / Neutral 02/22/2024 o Represents 11% discount to multi-industry Utilities trading at ~16.0x ▪ P / E and EV / EBTIDA Multiples SOTP o $23.50 PT for electric networks based on 11.9x (15% discount to group avg.) 2026E EPS of $1.96 / $6.50 PT for gas networks based on 11.9x (15% discount to group avg.) 2026E EPS of $0.52 / $9.00 34.00 03/11/2024 PT for renewables based on 11.0x EV/EBITDA (equivalent to the group avg.) o PT reduced by $5.00 to account for expectation of $3.0 billion of parent debt in 2026 ▪ P / E Multiple 3 .00 o 14.25-14.725x 2025E EPS of $2.45 03/07/2024 ▪ P / E Multiple 30.00 o 12.3x 2025E EPS of $2.43 03/10/2024 ▪ Various methodologies o Dividend yield range of 4.00%-4.50%, a Price-to-Book value of 1.0x, a Price-to-Cash Flow value of $52.00 9.0x-10.0x, an EV/EBITDA value of 11.5x-12.5x and a P/E multiple of 19.5x-20.5x 03/11/2024 o PT represents 18.8x 2025E EPS of $2.40 Median pre-announcement Buy / Overperform Rating Hold / Neutral Rating Sell / Underperform Rating price target: $34.00 Content must not go below this line Source: Wall Street Research, S&P Capital IQ, Bloomberg market data as of 04/19/2024 Confidential | 13 1. References pre-announcement reports for brokers that removed ratings following the Indicative Offer; BofA Securities valuation methodology per report dated 01/11/2024, Janney valuation methodology per report dated 02/23/2024, Wells Fargo valuation methodology per report dated 02/22/2024; Wolfe Research valuation methodology per report dated 02/22/2024

3. Overview of financial projections Content must not go below this line Confidential | 14

Management financial plan overview & assumptions • Arizona Management developed and provided the long-term projections (the “Management Forecast” or the “Long Term Outlook (“LTO”)”) to Moelis • The LTO covers a 7-year forecast period from 2024E to 2030E and includes annual financial projections for each of the three business segments (Networks, Renewables, and Corporate) o Arizona’s Board of Directors reviewed and approved the 2024 -20E 26E period of the LTO on April 11, 2024 Overview o Arizona’s Audit Committee reviewed the projections to 2030E with the Company’s Chief Financial Officer • No external equity issuances assumed throughout the forecast period • The LTO assumes that the Company divests a 60% interest in a portfolio of Renewables assets (that are currently being marketed) at book value • Management provided additional detail on the LTO which Moelis continues to review 1 • Includes financial projections for all Networks operating companies and subsidiaries • Regulatory assumptions based on approved rate cases and assumed to continue after existing regulatory periods Networks • Networks EBITDA forecasted to grow at 9.6% CAGR from 2024E to 2030E with ~$18.7 bn of assumed capex over the same time period • Includes financial projections for operating and under construction assets as well as expected pipeline development • Financial projections prepared at segment (Onshore, Offshore, Thermal, and Trading) level Renewables • Renewables EBITDA forecasted to grow at 10.0% CAGR from 2024E to 2030E with ~$13.6 bn of assumed capex over the same time period • Includes projected corporate expenses that are not allocated to the business segments Corporate o Corporate personnel expenses and operating costs are predominantly allocated to each business segment • Includes financing costs associated with corporate level debt Content must not go below this line Confidential | 15 Source: Arizona Management 1. Includes NYSEG, RGE, CMP, UI, CNG, SCG, BGC, MNG, Transco (equity investment), NECEC, Securitization, MEPCO, CORP ASC, CORP UIL and Eliminations

Summary of the Management Forecast Overview Capex ($ mm) 2 S&P FFO/Debt : • Networks 12.3% 12.1% 11.9% 11.3% 10.6% 10.5% 10.8% o Reduction in Networks capex from 2024B to 2027E driven by completion of New England Clean Energy Connect o Networks EBITDA CAGR of 9.6% through 2030E • Renewables 2,130 2,71 2,431 o Increase in Renewables capex from 2027E to 2030E driven by: 2, 29 2, 2 • ~$1 bn of repowering capex per year 91 9 • ~$700 mm per year of solar growth capex 3,0 1 2,834 2,747 • ~$200 mm of wind growth capex in 2027E, increasing to ~$800 mm 2, 4 2, 7 2,472 2,47 by 2030E o Aggregate Renewables EBITDA of $4.5 bn (10.0% CAGR) expected 2024E 202 E 202 E 2027E 2028E 2029E 2030E to be generated through 2030 with $13.6 bn of capex spend over the 2 Networks Renewables Consolidated same time period EBITDA ($ mm) Adj. Net Income ($ mm) 3 Adj. earnings per share ($/sh) Business line CAGR $2.28 $2.47 $2.60 $2.74 $2.96 $3.22 $3.13 Business line CAGR 784 10.0% 74 3 4 10.1% 409 80 3 8 39 2 7 31 3 21 03 204 443 9.6% 3,297 3,073 1,210 6.4% 2,8 0 1,134 2, 33 1,04 2,3 4 9 3 944 92 2,119 83 1,899 2024B 202 E 202 E 2027E 2028E 2029E 2030E 2024E 202 E 202 E 2027E 2028E 2029E 2030E 1 1 Networks Renewables Consolidated Networks Renewables Consolidated Content must not Source: Management Forecast go below this line 1. Consolidated includes impact of Corporate segment Confidential | 16 2. Inclusive of S&P adjustments per Management Forecast 3. Fully diluted shares outstanding of 388.146 as of 03/31/2024, Management Forecast does not assume any changes to fully diluted shares outstanding over the forecast period

Benchmarking the Management Forecast The current Management Forecast is more modest than the 2022 Arizona projections, though broadly in-line with equity research estimates Commentary • In September 2022, Arizona prepared a three-year financial forecast (the “2022 Management Forecast”) for its Board of Direct mors eeting • Key differences between the 2022 Management Forecast and the current Management Forecast are as follows: o The 2022 Management Forecast included impacts and financings related to the withdrawn PNM Resources acquisition o Current Management Forecast includes more moderate growth expectations; 2022 Management Forecast included 2022E-2025E EBITDA CAGR of ~20%, current Management Forecasts suggests a 2024E-2030E consolidated EBITDA CAGR of 9.8% o 2022 Management Forecast was constructed on a consolidated basis; current Management Forecast broken out by business segment, down to operating company (“OpCo”) • Primary drivers of growth referenced by equity research include organic growth following the withdrawn PNM Resources transaction, with additional upside driven by successful execution of M&A and growth in the renewable business, particularly offshore wind • Current equity research forecasts further supported by constructive rate case settlements (e.g. New York) EBITDA ($ mm) Arizona actuals Current Management Forecast 1 2022 Management Forecast 2 Median broker estimates 4,081 3,820 3, 38 3, 30 3,3 4 3,271 3,04 2,990 2,8 8 2,723 2,703 2,4 8 2, 1 2,334 2,112 2,118 2,008 1,9 4 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Content must not go below this line Source: Management Forecast, Wall Street research Confidential | 17 1. As per Arizona Board of Directors presentation dated 09/20/2022 2. Median of projections by BofA Securities, Janney, JP Morgan, Mizuho, Wells Fargo, Siebert Williams Shank & Co., Wolfe Research, as available

Benchmarking the Management Forecast cont’d Arizona forecasts suggest a meaningful uptick in capex moving forward; Adj. net income in-line with median Wall Street broker estimates, though more modest than 2022 projections suggested Capital Expenditures ($ mm) Arizona actuals ,4 3 Current Management Forecast ,2 ,202 Wall Street research estimates for ,101 1 ,001 2022 Management Forecast 2024E capital expenditures range from 2 Median broker estimates ~$2.3 bn to ~$4.2 bn 4,338 3,28 2,972 3,1 3,141 3,114 2,97 2,8 4 2,8 1 2,813 2, 19 2,300 2,300 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Adj. Net Income ($ mm) Arizona actuals Current Management Forecast 3 Current Management Forecast 1 Median broker estimates 1,2 0 1,21 1,181 1,148 1,112 1,0 3 1,038 1,042 1,009 978 9 9 934 901 89 894 887 849 808 780 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Content must not go below this line Source: Management Forecast, Wall Street research Confidential | 18 1. As per Arizona Board of Directors presentation dated 09/20/2022 2. Median of projections by BofA Securities, Janney, JP Morgan, KeyBanc, Mizuho, Wells Fargo, Siebert Williams Shank & Co., Wolfe Research, as available

Projected FFO-to-debt (S&P methodology) Management Forecast 12.3% 12.1% 11.9% 11.3% 10.8% 10. % 10. % 2024B 202 E 202 E 2027E 2028E 2029E 2030E Budget Forecast Forecast Forecast Forecast Forecast Forecast ($ mm) 2024B 2025E 2026E 2027E 2028E 2029E 2030E EBITDA $2,334 $2,723 $2,990 $3,271 $3,530 $3,820 $4,081 OLA Rent Expense $18 $18 $18 $18 $18 $18 $18 Interest on ARO $15 $15 $15 $15 $15 $15 $15 Securitization Revenues (Interest) – ($39) ($36) ($32) ($29) ($25) ($21) S&P EBITDA $2,367 $2,717 $2,987 $3,272 $3,534 $3,828 $4,093 Interest on Operating Leases ($9) ($9) ($9) ($9) ($9) ($9) ($9) Cash Paid Interest ($438) ($616) ($671) ($771) ($879) ($948) ($1,060) Capitalized Interest ($115) ($115) ($115) ($115) ($115) ($115) ($115) Securitization Interest Expense – $32 $29 $27 $24 $20 $17 Cash Paid Taxes $252 $218 $163 $187 $194 $226 $388 S&P FFO $2,056 $2,227 $2,385 $2,592 $2,749 $3,002 $3,315 Short-term Debt $1,361 $1,963 $1,963 $1,963 $1,963 $1,963 $1,963 Long-term Debt $15,104 $16,179 $17,958 $20,755 $23,535 $26,220 $28,099 Adjustments $1 $2 $2 $12 $63 $102 $187 Total Debt $16,466 $18,143 $19,923 $22,730 $25,560 $28,284 $30,249 Surplus Cash ($38) ($38) ($206) ($206) ($207) ($208) ($209) Asset Retirement Obligation $242 $242 $242 $242 $242 $242 $242 Pension Liability $474 $474 $474 $474 $474 $474 $474 Operating Leases $296 $296 $296 $296 $296 $296 $296 Securitized Debt Balance Adjustment ($788) ($726) ($661) ($592) ($520) ($444) ($364) S&P Debt $16,652 $18,391 $20,068 $22,943 $25,845 $28,645 $30,688 S&P FFO-to-Debt 12.3% 12.1% 11.9% 11.3% 10.6% 10.5% 10.8% Content must not go below this line Confidential | 19 Source: Management Forecast P FF e t

4. Selected publicly traded companies overview Content must not go below this line Confidential | 20

Networks and Renewables 2024E and 2025E EBITDA Management Forecast Networks EBITDA by OpCo type ($ mm) Renewables EBITDA ($ mm) 1 Electric 2 Gas 3 Combination 1,0 4 994 2 9 23 79 9 2024E 202 E 2024E 202 E Content must not Source: Management Forecast go below this line 1. Includes CMP, UI, Transco, NECEC, MEPCO Confidential | 21 2. Includes CNG, SCG, BGC, MNG 3. Includes NYSEG, RGE, Securitization, Corp ASC, Corp UIL, Eliminations

Networks – selected publicly traded companies Share Price % of 52 Market Enterprise EV / EBITDA P / E Dividend Long-Term 1 ($ in millions, except per share data) 04/19/2024 Wk High Cap. Value 2024E 2025E 2024E 2025E Yield Growth Rate Selected Publicly Traded Electric Companies American Electric Power Company, Inc. $84.20 88.9% $44,450 $87,452 10.7x 9.8x 15.0x 14.1x 4.2% 5.9% Entergy Corporation 106.77 97.3% 22,940 49,654 9.9x 9.0x 14.8x 13.8x 4.2% 6.9% FirstEnergy Corp. 38.17 92.7% 22,039 47,418 11.7x 10.6x 14.2x 13.3x 4.3% 6.0% Evergy, Inc. 51.76 81.1% 11,939 25,241 9.6x 9.1x 13.5x 12.8x 5.0% 4.8% Pinnacle West Capital Corporation 74.40 86.5% 9,220 17,718 9.9x 9.0x 15.8x 15.1x 4.7% 6.5% Portland General Electric Company 42.80 83.0% 4,357 8,806 8.3x 7.6x 13.9x 13.2x 4.4% 9.9% PNM Resources, Inc. 36.61 74.6% 3,310 8,183 10.1x 9.0x 13.6x 13.0x 4.2% 3.8% High 11.7x 10.6x 15.8x 15.1x 5.0% 9.9% Mean 10.0x 9.2x 14.4x 13.6x 4.4% 6.3% Median 9.9x 9.0x 14.2x 13.3x 4.3% 6.0% Low 8.3x 7.6x 13.5x 12.8x 4.2% 3.8% EV / EBITDA P / E Share Price % of 52 Market Enterprise Dividend Long-Term 1 ($ in millions, except per share data) 04/19/2024 Wk High Cap. Value 2024E 2025E 2024E 2025E Yield Growth Rate Selected Publicly Traded Gas Companies Atmos Energy Corporation $117.20 93.6% $17,724 $24,958 12.1x 10.6x 17.4x 16.3x 2.7% 7.0% ONE Gas, Inc. 64.39 76.8% 3,665 6,717 9.9x 9.0x 16.7x 15.5x 4.1% 3.5% Spire Inc. 60.91 86.6% 3,378 8,367 10.8x 10.0x 13.6x 13.1x 5.0% 6.5% Northwest Natural Holding Company 37.68 77.9% 1,423 3,066 9.6x 8.0x 16.5x 13.2x 5.2% 5.1% High 12.1x 10.6x 17.4x 16.3x 5.2% 7.0% Mean 10.6x 9.4x 16.0x 14.5x 4.2% 5.5% Median 10.3x 9.5x 16.6x 14.4x 4.5% 5.8% Low 9.6x 8.0x 13.6x 13.1x 2.7% 3.5% Arizona (Current) $36.87 89.4% $14,278 $27,224 11.4x 10.7x 16.3x 15.2x 4.8% 6.2% 2 Arizona (Unaffected Date) $32.08 77.8% 2 $12,455 $25,401 10.9x 9.3x 14.0x 12.9x 5.5% 6.2% 3 2 Arizona (Offer Announcement) $34.25 83.1% $13,297 $26,243 11.2x 9.6x 14.9x 13.8x 4.9% 6.2% Indiana $12.10 92.6% $75,629 $144,879 9.1x 8.7x 14.3x 13.6x 4.9% 5.1% Content must not Source: S&P Capital IQ as of 04/19/2024, public disclosure Note: Unaffected Date of 03/06/2024; Arizona disclosed the offer on 03/07/2024 go below this line 1. Long-term EPS growth rate based on Wall Street research consensus estimates Confidential | 22 2. As of the Unaffected Date (03/06/2024) 3. As of the Offer Announcement (03/07/2024) Gas Electric

Networks – selected pu licly traded companies cont’d EV / EBITDA P / E Share Price % of 52 Market Enterprise Dividend Long-Term 1 ($ in millions, except per share data) 04/19/2024 Wk High Cap. Value 2024E 2025E 2024E 2025E Yield Growth Rate Selected Publicly Traded Combination Companies Duke Energy Corporation $98.24 97.9% $75,999 $158,323 11.5x 10.6x 16.5x 15.5x 4.2% 6.2% Exelon Corporation 37.55 85.9% 37,596 81,182 10.1x 9.3x 15.4x 14.3x 4.0% 5.7% Consolidated Edison, Inc. 91.77 90.9% 31,816 55,092 10.6x 9.7x 17.3x 16.4x 3.6% 5.3% Xcel Energy Inc. 54.72 76.7% 30,378 56,563 10.0x 9.1x 15.3x 14.3x 3.8% 5.9% PPL Corporation 27.02 93.1% 19,930 35,210 10.1x 9.5x 15.9x 14.9x 3.8% 8.3% CenterPoint Energy, Inc. 28.53 90.8% 18,264 36,251 10.3x 9.5x 17.6x 16.4x 2.8% 8.0% Alliant Energy Corporation 49.82 88.6% 12,795 22,242 11.9x 11.0x 16.2x 15.2x 3.9% 6.2% NiSource Inc. 27.58 95.3% 12,372 26,613 10.5x 9.5x 16.1x 14.9x 3.8% 7.1% Black Hills Corporation 54.00 80.8% 3,703 8,107 10.6x 9.8x 13.8x 13.1x 4.8% 4.0% NorthWestern Energy Group, Inc. 50.13 82.8% 3,082 5,866 10.2x 9.8x 14.3x 13.6x 5.2% 5.7% Avista Corporation 35.08 78.3% 2,757 5,654 9.9x 9.3x 14.4x 13.5x 5.4% 4.9% High 11.9x 11.0x 17.6x 16.4x 5.4% 8.3% Mean 10.5x 9.7x 15.7x 14.7x 4.1% 6.1% Median 10.3x 9.5x 15.9x 14.9x 3.9% 5.9% Low 9.9x 9.1x 13.8x 13.1x 2.8% 4.0% Arizona (Current) $36.87 89.4% $14,278 $27,224 11.4x 10.7x 16.3x 15.2x 4.8% 6.2% 2 Arizona (Unaffected Date) $32.08 77.8% 2 $12,455 $25,401 10.9x 9.3x 14.0x 12.9x 5.5% 6.2% 3 Arizona (Offer Announcement) $34.25 83.1% 2 $13,297 $26,243 11.2x 9.6x 14.9x 13.8x 4.9% 6.2% Indiana $12.10 92.6% $75,629 $144,879 9.1x 8.7x 14.3x 13.6x 4.9% 5.1% Content must not Source: S&P Capital IQ as of 04/19/2024, public disclosure Note: Unaffected Date of 03/06/2024; Arizona disclosed the offer on 03/07/2024 go below this line 1. Long-term EPS growth rate based on Wall Street research consensus estimates Confidential | 23 2. As of the Unaffected Date (03/06/2024) 3. As of the Offer Announcement (03/07/2024) Combination

Renewables – selected publicly traded companies Share Price % of 52 Market Enterprise EV / EBITDA Dividend ($ in millions, except per share data) 04/19/2024 Wk High Cap. Value 2024E 2025E Yield Selected Publicly Traded Renewables Companies 1 Brookfield Renewable Partners L.P. $20.83 64.9% $10,116 $39,551 16.3x 15.2x 6.8% 2 2 NextEra Energy Partners, LP 27.14 42.1% 5,224 21,776 10.9x 10.7x 13.0% Northland Power Inc. 15.10 60.7% 3,848 8,946 9.7x 9.3x 5.8% Clearway Energy, Inc. 21.21 69.6% 2,612 13,073 11.1x 10.7x 7.6% Atlantica Sustainable Infrastructure plc 18.39 64.4% 2,134 7,515 9.2x 8.9x 9.7% Boralex Inc. 19.48 64.4% 2,002 4,606 9.1x 8.6x 2.5% Innergex Renewable Energy Inc. 5.84 55.7% 1,193 6,040 11.5x 10.3x 4.5% High 16.3x 15.2x 13.0% Mean 11.1x 10.5x 7.1% Median 10.9x 10.3x 6.8% Low 9.1x 8.6x 2.5% Arizona (Current) $36.87 89.4% $14,278 $27,224 11.4x 10.7x 4.8% 3 Arizona (Unaffected Date) $32.08 77.8% $12,455 $25,401 10.9x 9.3x 5.5% 4 Arizona (Offer Announcement) $34.25 83.1% $13,297 $26,243 11.2x 9.6x 4.9% Indiana $12.10 92.6% $75,629 $144,879 9.1x 8.7x 4.9% Source: Arizona Management, S&P Capital IQ as of 04/19/2024, public disclosure Content must not Note: Unaffected Date of 03/06/2024; Arizona disclosed the offer on 03/07/2024 1. Excludes minority interest as Wall Street research consensus estimates exclude EBITDA attributable to non-controlling interest go below this line 2. Includes NextEra Energy, Inc. ownership interest Confidential | 24 3. As of the Unaffected Date (03/06/2024) 4. As of the Offer Announcement (03/07/2024)

5. Appendix Content must not go below this line Confidential | 25

Consolidated – selected publicly traded companies (for reference only) Share Price % of 52 Market Enterprise EV / EBITDA P / E Dividend Long-Term 1 ($ in millions, except per share data) 04/19/2024 Wk High Cap. Value 2024E 2025E 2024E 2025E Yield Growth Rate Selected Publicly Traded Consolidated Companies NextEra Energy, Inc. $64.30 80.6% $132,358 $214,879 14.1x 12.9x 18.9x 17.5x 3.2% 8.2% The Southern Company 72.15 95.2% 78,964 144,008 12.5x 11.6x 18.0x 16.7x 3.9% 5.9% Dominion Energy, Inc. 49.84 86.1% 41,833 82,996 11.8x 11.3x 17.5x 14.8x 5.4% 8.6% WEC Energy Group, Inc. 81.56 82.6% 25,785 45,033 11.9x 11.2x 16.7x 15.6x 4.1% 6.4% DTE Energy Company 108.57 93.0% 22,522 43,346 10.9x 9.9x 16.2x 15.1x 3.8% 7.0% Ameren Corporation 73.88 81.0% 19,766 36,376 11.3x 10.4x 16.0x 15.1x 3.6% 6.6% CMS Energy Corporation 59.55 93.4% 17,603 33,637 11.5x 10.6x 17.9x 16.6x 3.5% 7.4% ALLETE, Inc. 59.71 91.7% 3,447 5,766 11.9x 11.1x 15.3x 14.3x 4.7% 5.1% High 14.1x 12.9x 18.9x 17.5x 5.4% 8.6% Mean 12.0x 11.1x 17.1x 15.7x 4.0% 6.9% Median 11.9x 11.1x 17.1x 15.4x 3.8% 6.8% Low 10.9x 9.9x 15.3x 14.3x 3.2% 5.1% Arizona (Current) $36.87 89.4% $14,278 $27,224 11.4x 10.7x 16.3x 15.2x 4.8% 6.2% 3 Arizona (Unaffected Date) $32.08 77.8% $12,455 $25,401 10.9x 9.3x 14.0x 12.9x 5.5% 6.2% 4 Arizona (Offer Announcement) $34.25 83.1% $13,297 $26,243 11.2x 9.6x 14.9x 13.8x 4.9% 6.2% Indiana $12.10 92.6% $75,629 $144,879 9.1x 8.7x 14.3x 13.6x 4.9% 5.1% Source: Arizona Management, S&P Capital IQ as of 04/19/2024, public disclosure Content must not Note: Unaffected Date of 03/06/2024; Arizona disclosed the offer on 03/07/2024 1. Long-term EPS growth rate based on Wall Street research consensus estimates go below this line 2. ALLETE, Inc. trading impacted by a December 5, 2023 news report that stated that the company was exploring a sale Confidential | 26 3. As of the Unaffected Date (03/06/2024) 4. As of the Offer Announcement (03/07/2024)

Historical trading multiples – P / E P / NTM Earnings (since Arizona listing on NYSE) Average 1 2 Since Listing 5-year 3-year 1-year Indicative Offer 3 Arizona (Unaffected) 19.7x 19.7x 18.9x 15.2x - Arizona 19.6x 19.6x 18.8x 15.3x 16.0x Electric Utilities 17.8x 17.5x 16.6x 14.6x 14.2x Gas Utilities 20.7x 19.4x 17.7x 16.0x 16.2x 28.0x Combination Utilities 18.1x 17.9x 17.7x 16.0x 15.8x Consolidated 19.8x 20.1x 19.4x 17.2x 16.8x UTY 18.7x 19.5x 19.3x 16.9x 16.6x 2 .0x 24.0x 22.0x 20.0x 18.0x x x x 1 .0x x x x 14.0x 12.0x 10.0x Dec 1 Dec 1 Dec 17 Dec 18 Dec 19 Dec 20 Dec 21 Dec 22 Dec 23 Arizona Electric Utilities Gas Utilities Combination Utilities Consolidated UTY Content must not Source: S&P Capital IQ as of 04/19/2024 Note: Electric Utilities: AEP, ETR, EVRG, FE, POR, PNM, PNW; Gas Utilities: ATO, OGS, NWN, SR; Combination Utilities: AVA, BKH, CNP, DUK, EXC, ED, LNT, NI, NWE, PPL, XEL go below this line 1. Since Arizona’s listing on December 17, 201 , the day following the merger of Indiana and UIL Confidential | 27 2. Data reflects multiple average since the Unaffected Date (03/06/2024) 3. Data reflects multiple average up until the Unaffected Date (03/06/2024)

Historical trading multiples – EV / EBITDA EV / NTM EBITDA (since Arizona listing on NYSE) Average 1 2 Since Listing 5-year 3-year 1-year Indicative Offer 3 Arizona (Unaffected) 10.2x 10.9x 11.2x 10.5x - Arizona 10.2x 10.9x 11.2x 10.6x 11.4x Electric Utilities 10.3x 10.8x 10.8x 10.3x 10.4x Gas Utilities 11.7x 12.0x 11.9x 10.5x 10.4x x Combination Utilities 10.6x 10.9x 10.9x 10.4x 10.2x Renewables 11.4x 12.3x 12.3x 10.7x 11.0x Consolidated 11.9x 12.4x 12.4x 11.6x 11.8x x UTY 11.4x 12.3x 12.5x 11.7x 11.6x x x x x x x x x x x x x x x x x Dec 1 Dec 1 Dec 17 Dec 18 Dec 19 Dec 20 Dec 21 Dec 22 Dec 23 Arizona Electric Utilities Gas Utilities Combination Utilities Renewables Consolidated UTY Source: S&P Capital IQ as of 04/19/2024 Content must not Note: Electric Utilities: AEP, ETR, EVRG, FE, POR, PNM, PNW; Gas Utilities: ATO, OGS, NWN, SR; Combination Utilities: AVA, BKH, CNP, DUK, EXC, ED, LNT, NI, NWE, PPL, XEL; Renewables: AY, BEP.UN, BLX, CWEN.A, INE, NEP, NPI go below this line 1. Since Arizona’s listing on December 17, 201 , the day following the merger of Indiana and UIL Confidential | 28 2. Data reflects multiple average since the Unaffected Date (03/06/2024) 3. Data reflects multiple average up until the Unaffected Date (03/06/2024)

Increasing capital expenditures are driving rate base growth, but rising cost of capital is beginning to compress margins 1 Electric industry capex ($bn) Gas industry capex ($bn) $168 $168 $167 $155 $26 $25 $25 Actual Actual $134 $133 $22 Projected Projected $124 $119 $113 $113 $17 $17 $104 $17 $96 $90 $14 $12 $10 $10 $8 $8 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cost of capital spread 12% 10% 8% % 4% 2% 2 3 Utility Allowed ROE Utility Implied Cost of Equity UTY Implied Cost of Equity Utilities facing increased pressure on financial performance as long-term growth is balanced against near-term pressure on margins Content must not Source: EEI, S&P Capital IQ, US Department of the Treasury go below this line 1. Includes capital investment from multi-utility companies. Forecasted capital investment allocated 80% and 20% to electric and gas, respectively. Confidential | 29 2. Based on the CAPM formula, which includes average 2023 risk-free rate equal to 20-year treasury spot rate (4.26%), UTY adjusted, 5-year, monthly, levered beta (0.89) and ERP equal to 6.35% based on the most recent Kroll report 3. Illustrative cost of equity based on 1 / forward P/E of the PHLX:UTY index 1999 2000 2001 2002 2003 2004 200 200 2007 2008 2009 2010 2011 2012 2013 2014 201 201 2017 2018 2019 2020 2021 2022 2023 YTD 2024

Renewables investment continues to be driven by focus on achieving clean energy targets U.S. renewable power generation capacity (GW) Renewables % of total U.S. generation capacity 729 691 30% 648 2023E 588 1,141 Generation GW Capacity 517 70% 443 383 342 2030E Generation 1,516 48% 52% Capacity GW Renewables 2023 2024 2025 2026 2027 2028 2029 2030 Other Sources Wind Solar Hydro Other The IRA as well as certain state programs demonstrate long-term support for renewables leaving owners, operators and developers poised to capitalize on significant demand for renewable energy resources Content must not go below this line Source: U.S. EIA Annual Energy Outlook 2023 Confidential | 30

Summary management financial projections – Consolidated Budget Forecast Forecast Forecast Forecast Forecast Forecast '24B - '30E ($ mm, except per share data) 2024B 2025E 2026E 2027E 2028E 2029E 2030E CAGR Gross Margin $6,045 $6,534 $6,968 $7,381 $7,781 $8,234 $8,675 6.2% % Growth n.a. 8.1% 6.6% 5.9% 5.4% 5.8% 5.4% EBITDA $2,334 $2,723 $2,990 $3,271 $3,530 $3,820 $4,081 9.8% % Growth n.a. 16.6% 9.8% 9.4% 7.9% 8.2% 6.8% % of Gross Margin 38.6% 41.7% 42.9% 44.3% 45.4% 46.4% 47.0% EBITDA Relative Contribtuion Networks 1,899 2,119 2,354 2,633 2,850 3,073 3,297 9.6% Networks Contribution % 81.4% 77.8% 78.7% 80.5% 80.7% 80.5% 80.8% Renewables 443 603 636 639 680 746 784 10.0% Renewables Contribution % 19.0% 22.2% 21.3% 19.5% 19.3% 19.5% 19.2% Holdings (8) 0 0 0 0 0 0 nmf Holdings Contribution % (0.3%) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% EBIT $1,090 $1,136 $1,349 $1,279 $1,551 $1,733 $1,778 8.5% % of Gross Margin 18.0% 17.4% 19.4% 17.3% 19.9% 21.0% 20.5% Net Income $887 $925 $999 $879 $1,071 $1,191 $1,124 4.0% % of Gross Margin 14.7% 14.2% 14.3% 11.9% 13.8% 14.5% 13.0% Adjusted Net Income $887 $959 $1,009 $1,063 $1,148 $1,250 $1,215 5.4% % of Gross Margin 14.7% 14.7% 14.5% 14.4% 14.8% 15.2% 14.0% Adj. Earnings Per Share $2.28 $2.47 $2.60 $2.74 $2.96 $3.22 $3.13 5.4% Consensus estimate FFO/Debt 12.3% 12.1% 11.9% 11.3% 10.6% 10.5% 10.8% long-term EPS growth 2 Content must not rate of 6.2% go below this line Source: Management Forecast Confidential | 31 1. Fully diluted shares outstanding of 388.146 as of 03/31/2024, Management Forecast does not assume any changes to fully diluted shares outstanding over the forecast period 2. Long-term EPS growth rate based on Wall Street research consensus estimates

Summary management financial projections – Networks Budget Forecast Forecast Forecast Forecast Forecast Forecast '24B - '30E ($ mm) 2024B 2025E 2026E 2027E 2028E 2029E 2030E CAGR Gross Margin $5,022 $5,248 $5,631 $6,027 $6,359 $6,714 $7,069 5.9% % Growth 4.5% 7.3% 7.0% 5.5% 5.6% 5.3% EBITDA $1,899 $2,119 $2,354 $2,633 $2,850 $3,073 $3,297 9.6% % Growth 11.6% 11.1% 11.9% 8.2% 7.8% 7.3% % of Gross Margin 37.8% 40.4% 41.8% 43.7% 44.8% 45.8% 46.6% EBIT $1,019 $1,104 $1,151 $1,204 $1,315 $1,436 $1,539 7.1% % of Gross Margin 20.3% 21.0% 20.4% 20.0% 20.7% 21.4% 21.8% Net Income $835 $926 $944 $963 $1,046 $1,134 $1,210 6.4% % of Gross Margin 16.6% 17.7% 16.8% 16.0% 16.4% 16.9% 17.1% Content must not go below this line Confidential | 32 Source: Management Forecast

Summary management financial projections – Renewables Budget Forecast Forecast Forecast Forecast Forecast Forecast '24B - '30E ($ mm) 2024B 2025E 2026E 2027E 2028E 2029E 2030E CAGR Gross Margin $1,029 $1,292 $1,342 $1,360 $1,427 $1,526 $1,612 7.8% % Growth 25.6% 3.9% 1.3% 5.0% 6.9% 5.6% EBITDA $443 $603 $636 $639 $680 $746 $784 10.0% % Growth 36.1% 5.4% 0.4% 6.5% 9.7% 5.0% % of Gross Margin 43.1% 46.7% 47.4% 47.0% 47.6% 48.9% 48.6% EBIT ($32) ($202) ($127) ($384) ($251) ($226) ($309) 45.5% % of Gross Margin (3.2%) (15.6%) (9.5%) (28.2%) (17.6%) (14.8%) (19.2%) Net Income $204 $181 $257 $131 $281 $351 $273 5.0% % of Gross Margin 19.8% 14.0% 19.2% 9.7% 19.7% 23.0% 16.9% Adjusted Net Income $204 $215 $267 $316 $358 $409 $364 10.1% % of Gross Margin 19.8% 16.6% 19.9% 23.2% 25.1% 26.8% 22.5% Content must not go below this line Confidential | 33 Source: Management Forecast

Summary management financial projections – Corporate Budget Forecast Forecast Forecast Forecast Forecast Forecast '24B - '30E ($ mm) 2024B 2025E 2026E 2027E 2028E 2029E 2030E CAGR Gross Margin $227 $264 $280 $292 $304 $318 $332 6.5% % Growth 16.3% 6.2% 4.3% 4.1% 4.4% 4.4% EBITDA ($8) $0 $0 $0 $0 $0 $0 nmf % Growth (101.6%) (40.8%) (6.2%) 6.4% 14.5% 21.8% % of Gross Margin (3.5%) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% EBIT ($191) ($236) ($263) ($281) ($336) ($388) ($476) 16.4% % of Gross Margin (84.3%) (89.3%) (93.7%) (96.2%) (110.4%) (122.0%) (143.6%) Net Income ($153) ($182) ($202) ($215) ($256) ($294) ($359) 15.3% % of Gross Margin (67.2%) (68.9%) (72.1%) (73.7%) (84.1%) (92.4%) (108.4%) Content must not go below this line Confidential | 34 Source: Management Forecast

Financial projection benchmarking – Consolidated CFO & Adj. EPS Arizona forecasts suggest a larger uptick in both cash flow and EPS than current Wall Street broker median estimates suggest from 2025E onwards Cash Flow from Operations ($ mm) Arizona actuals Current Management Forecast 1 Median broker estimates 3,40 3,128 2,881 2,714 2,39 2,203 2,378 2,280 2,214 2,078 1,732 1, 1 1,03 919 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Adj. EPS - Consolidated ($) 2 Assumes 388.1mm fully diluted shares outstanding per Management Forecast; share count held constant through 2030 Arizona actuals 3.22 Current Management Forecast 3.13 3 2.9 2022 Management Forecast 2.78 1 2.74 2.72 Median broker estimates 2. 0 2. 2. 7 2.33 2.47 2.43 2.31 2.31 2.28 2.2 2.18 2.09 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Content must not Source: Management Forecast, wall street research go below this line 1. Median of projections by BofA Securities, Janney, JP Morgan, KeyBanc, Mizuho, Wells Fargo, Siebert Williams Shank & Co., Wolfe Research, as available Confidential | 35 2. Fully diluted shares outstanding of 388.146 as of 03/31/2024, Management Forecast does not assume any changes to fully diluted shares outstanding over the forecast period 3. As per Arizona Board of Directors presentation dated 09/20/2022

Financial projection benchmarking – Segmented Adj. EPS Current Arizona forecasts suggest a near-term EPS outperformance versus median Wall Street broker estimates in the Networks business; Renewables segment expected to outperform broker estimates in the long-run Adj. EPS – Networks ($) 2 Assumes 388.1mm fully diluted shares outstanding per Management Forecast; share count held constant through 2030 Arizona actuals 3.12 Current Management Forecast 2.92 1 Median broker estimates 2. 9 2.48 2.43 2.39 2.2 2.1 2.12 2.10 1.93 1.88 1.78 1. 2 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E Adj. EPS – Renewables ($) 2 Assumes 388.1mm fully diluted shares outstanding per Management Forecast; share count held constant through 2030 Arizona actuals Current Management Forecast 1 Median broker estimates 1.0 1.00 0.94 0.92 0.81 0. 9 0. 9 0. 0. 8 0. 0. 3 0. 1 0.37 0.37 Content must not 2021A 2022A 2023A 2024E 202 E 202 E 2027E 2028E 2029E 2030E go below this line Source: Management Forecast, wall street research Confidential | 36 1. Median of projections by BofA Securities, Mizuho, Wolfe Research, as available 2. Fully diluted shares outstanding of 388.146 as of 03/31/2024, Management Forecast does not assume any changes to fully diluted shares outstanding over the forecast period

Summary of top shareholders Institutional investors outside of Indiana have an avg. cost basis of $39.94 2,3 Ownership and cost basis by shareholder group Ownership detail (excl. Indiana) Position Ownership Market value Avg. cost basis Shareholder 6 (mm) (%) ($mm) ($ / share) Iberdrola, S.A. 315.7 81.6% $11,638.4 $29.49 1 Qatar Investment Authority 14.4 3.7% 530.8 51.40 Vanguard Group Inc/The 7.7 2.0% 284.3 33.26 5 Atlas Infrastructure Partners 6.8 1.8% 252.1 41.00 BlackRock Inc 6.7 1.7% 245.7 39.50 edge un d Brokerage Clean Energy Transition LLP 2.3 0.6% 86.0 30.22 Mackenzie Financial Corp 1.9 0.5% 70.7 38.10 State Street Corp 1.7 0.4% 62.2 37.03 o ereign ther Insurance Morgan Stanley 1.3 0.4% 49.6 39.02 ealth un d Two Sigma Investments LP 1.2 0.3% 43.0 32.98 orp Geode Capital Management LLC 1.0 0.3% 37.7 36.33 Legal & General Group PLC 1.0 0.3% 36.1 37.36 Norges Bank 0.9 0.2% 34.5 33.50 Robeco Schweiz AG 0.9 0.2% 34.4 40.43 Voloridge Investment Management 0.8 0.2% 30.6 34.05 JPMorgan Chase & Co 0.8 0.2% 30.3 39.31 In estment ad iso r Millennium Management LLC/NY 0.8 0.2% 28.6 33.06 GAMCO Investors 0.6 0.2% 22.8 35.81 Squarepoint Ops LLC 0.6 0.2% 22.5 35.26 Charles Schwab Corp/The 0.6 0.2% 22.5 37.34 AQR Capital Management LLC 0.5 0.1% 18.7 40.56 Grace Partners (First Trust) 0.4 0.1% 15.5 39.71 Citadel Advisors LLC 0.4 0.1% 14.9 35.41 Accrued Equities Inc 0.4 0.1% 14.2 35.59 HSBC Holdings PLC 0.4 0.1% 13.8 36.43 Other institutional holders 13.5 3.4% 496.7 36.72 Weighted avg. cost basis Total institutional holders 383.4 99.0% $14,136.4 $31.34 4: (excl. Indiana) $39.94 Insiders 0.3 0.1% $11.2 $34.02 Unknown holders 4.4 0.9% $163.3 NA Median cost basis 4: (excl. Indiana) $36.72 Total 388.1 100.0% $14,310.9 $31.33 Source: Bloomberg, Capital IQ, company filings as of 04/19/2024 1. Ownership position assumed to be unchanged versus initial sale of Arizona common stock to Qatar Investment Authority’s ow wnheodlly subsidiary, Hyde Member LLC on 5/12/2021 Content must not 2. Excludes holdings by Indiana 3. “Other” includes investors classified by Bloomberg as “Trust”, “Pension”, “Holding Company”, “Endowment”, “Family Office ove ”, r“nG ment”, Unclassified”, or “Other” go below this line 4. Represents weighted average cost basis of institutional shareholders, excluding Indiana Confidential | 37 5. Atlas Infrastructure Partners’ average cost basis as per Arizona Management 6. Fully diluted shares outstanding of 388.146 as of 03/31/2024, per the Management Forecast

Disclaimer This presentation has been prepared by Moelis Company LLC (“Moelis”) solely for the information and assistance of the al CS omm peciittee (the “Special Committee”) of the Board of Directors of the company coded Arizona (the “Company”) in considering the ef me att rrers ed to r in these materials. This presentation is confidential and may not be disclosed (in whole or in part) or utilized for other purposes without the express prior written consent of Moelis. This presentation has been prepared based on information provided by the Company and/or from third party sources. Moelis assumed such information is complete and accurate in all material respects. Moelis has not independently verified such information (or assumed responsibility for the independent verification of such information). To the extent this presentation includes projections, forecasts or other forward-looking statements, Moelis has assumed that such information was reasonably prepared based on the best currently available estimates and judgments of the Company and/or other parties as to the future performance of the Company and/or such other parties. Moelis expresses no views as to the reasonableness of any such projections, forecasts or other forward-looking statements or the assumptions on which they are based. Moelis has not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company or any other party. Moelis’ participation in any due diligence review is solely for purposes of suppodv rting ice ian ts d aanalysis. This presentation is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and Moelis assumes no obligation to update this presentation or correct any information herein. No company or transaction used in this presentation is identical to the Company or any potential transaction. The analyses set forth in this presentation do not purport to be appraisals and such analyses do not reflect Moelis’ views of the prices at which businesses or securities actually md. ay B be eca sol use the analyses described in these materials (including the information used in such analyses) are inherently subject to uncertainty, Moelis does not assume responsibility if future results are materially different from those forecast. This presentation was designed for use by certain persons familiar with the business of the Company. This presentation is not intended to provide the sole basis for any decision on any transaction or strategic alternative and is not a recommendation with respect to any transaction or strategic alternative. This presentation does not address the Company’s underlying business decision to engage in any ct iton ran or sastrategic alternative or the relative merits of any transaction or strategic alternative as compared to any alternative business strategies or transactions that might be available to the Company. Nothing contained in this presentation should be construed as legal, regulatory, tax or accounting advice. Moelis and its affiliates are engaged globally in a wide range of investment banking and other activities for their own account and otherwise. Moelis and its affiliates may have advised, may seek to advise and may in the future advise in companies referred to in this presentation. Personnel of Moelis or such affiliates may make statements or provide advice that is contrary to information included in this presentation. The proprietary interests of Moelis or its affiliates may conflict with your interests. In addition, Moelis and its affiliates and their personnel may from time to time have positions in or effect transactions in securities referred to in this material (or derivatives of such securities), or serve as a director of companies referred to in this presentation. Content must not go below this line Confidential | 38